Exhibit 99.1

November 2018 Sandler O’Neill Investor Conference

Forward-Looking Statements; Non-GAAP Information This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of FVCB’s operations and policies and regarding general economic conditions. These forward-looking statements include, but are not limited to, statements about (i) VCB’s plans, obligations, expectations and intentions and (ii) other statements that are not historical facts. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon the expectations, beliefs and assumptions of the management of FVCB as to the expected outcomes of future events, current and anticipated economic conditions, nationally and in FVCB’s markets, and their impact on the operations and assets of FVCB, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant risks and uncertainties. Factors that could cause results and outcomes to differ materially include, among others, the expected growth opportunities or cost savings resulting from the merger, which may not be fully realized or take longer than expected to realize; the ability of the two companies to avoid customer dislocation or runoff, and employee attrition following the merger; changes in FVCB’s operating or expansion strategy; availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of FVCB to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of FVCB’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, business disruption following the merger with Colombo, changes in interest rates and capital markets, inflation, customer acceptance of FVCB’s products and services, customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions and other risk factors described in FVCB’s filings with the SEC. For a discussion of these and other factors, please review the “Cautionary Note Regarding Forward-Looking Statements” and Risk Factors in FVCB’s prospectus filed with the SEC on September 17, 2018, pursuant to Rule 424(b). Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on such forward-looking statements. Past results are not necessarily indicative of future performance. FVCB assumes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this release. Use of Non-GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include core return on average assets, tangible book value, tangible common equity, tangible assets and efficiency ratio. The non-GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations. FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation. 2

Company Snapshot

Overview

- FVCbank is a rapidly growing, profitable commercial bank headquartered in Fairfax, Virginia
  - Founded in November 2007
  - $1.175 billion in total assets as of September 30, 2018
- Operates in the dynamic Washington, D.C. metropolitan area with 11 full-service branches and a loan production office (LPO) post-merger.
  - Loudoun, Fairfax, Fairfax (City) and Arlington ranked 1st, 3rd, 5th and 7th respectively in median household income across all U.S. counties nationwide
- Closed the acquisition of Colombo Bank in October 2018, bringing in over $188 million in assets, and expanding FVCbank's presence into Maryland and the Greater Baltimore Market.



Virginia Offices
Maryland Offices
LPO
Washington

Financial Highlights[1]

Balance sheet ($ in Millions)	
Assets	$1,175
Total Loans, Net of Fees	$978
Deposits	$994
Equity	$139
TBV / Share	$10.81
Asset Quality (%)	
NPAs[2] / Assets	0.50%
NPLs[3] / Assets	0.17%
Reserves / NPLs	424.34%
Reserves / Loans	0.88%
Net Charge-off Ratio	0.03%
Profitability (%)	
ROAA	1.18%
ROAE	12.23%
Net Interest Margin	3.54%
Efficiency Ratio	55.98%

(1) Financial data as of or annualized for the nine months ended September 30, 2018 unless otherwise noted
(2) Nonperforming assets defined as nonaccruals, 90+ days past due and other real estate owned
(3) Nonperforming loans defined as nonaccruals and 90+ days past due
Source: Company documents

FVCBankcorp, Inc.
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Deep and Experienced Executive Management Team FVCB’s executive management team consists of eight officers with over 185 years of combined experience in the Washington, D.C. metropolitan area David Pijor was the founding Chairman of the Board of James Monroe Bancorp, which opened in June 1998 in Arlington, VA, and was instrumental in the growth and strategic direction of the bank until its sale to Mercantile Bankshares Corporation in 2006 for $143.8 million 4 Name Current Position Prior Community Bank Experience Years Experience Years at FVCB David W. Pijor Chairman & CEO, Company and Bank James Monroe Bancorp 19 11 Patricia A. Ferrick President, Company and Bank Southern Financial Bancorp, Potomac Bank of Virginia 31 11 B. Todd Dempsey EVP and Chief Operating Officer, Company and Bank United Bank 37 11 William G. Byers EVP and Chief Lending Officer, Company and Bank Middleburg Bank, Century National Bank 24 7 Michael G. Nassy EVP and Chief Credit Officer, Company and Bank City First Bank of DC, National Cooperative Bank 18 6 Jennifer L. Deacon EVP and Chief Financial Officer, Company and Bank Cardinal Financial Corp. 21 1 Sharon L. Jackson EVP and Chief Deposit Officer, Company and Bank MainStreet Bank 32 2 Gilbert F. Kennedy III EVP and Market President Colombo Bank, Essex Bank 38 <1 Source: Company documents

Historical Balance Sheet Growth $1,175 $978 2013 2014 2015 2016 2017 2018 Q3 2013 2014 2015 2016 2017 2018 Q3 $139 $994 $928 $73 2013 2014 2015 2016 2017 2018 Q3 2013 2014 2015 2016 2017 2018 Q3 Source: Company documents 5 $776 $627 $504 $430 $98 $80 $67 $61 Total Shareholders’ Equity ($M) Total Deposits ($M) $889 $768 $624 $510 $411 $1,053 $909 $737 $605 $507 Total Loans, Net of Fees ($M) Total Assets ($M)

Historical Summary Income Statement $0.84¹ $0.82² $10.0 2013 2014 2015 2016 2017 2018 Q3 YTD 2013 2014 2015 2016 2017 2018 Q3 YTD $32.1 $17.0 2013 2014 2015 2016 2017 2018 Q3 YTD 2013 2014 2015 2016 2017 2018 Q3 YTD (1) Excludes one-time charges to reduce the carrying value of net deferred tax assets by $2.0 million (2) Excludes merger related costs YTD 2018 Source: S&P Global Market Intelligence; Company documents 6 $19.3 $16.4² $16.4 $14.7 $13.3 $12.2 $27.2 $28.0 $22.9 $19.2 $15.5 Noninterest Expense ($M) Net Interest Income ($M) $9.7¹ $9.5² $6.9 $7.7 $5.4 $4.1 $2.2 $0.63 $0.78 $0.67 $0.51 $0.41 $0.25 Net Income ($M) Earnings Per Share ($)

Historical Financial Performance 12.81%² 1.22%² 2013 2014 2015 2016 2017 2018 Q3 YTD 2013 2014 2015 2016 2017 2018 Q3 YTD 74.78% $10.81 61.29% 57.74% 58.02% 57.16% $6.58 ² $6.01 2013 2014 2015 2016 2017 2018 Q3 YTD 2013 2014 2015 2016 2017 2018 Q2 (1) Excludes one-time charges to reduce the carrying value of net deferred tax assets by $2.0 million (2) Excludes merger related costs YTD 2018 Source: Company documents 7 $9.03 $7.83 $7.16 65.21% 55.47% Tangible Book Value Per Share ($) Efficiency Ratio (%) 10.92%¹ 12.09% 8.91% 7.70% 8.63% 6.45% 4.21% 1.02%¹ 1.15% 0.85% 0.88% 0.76% 0.80% 0.50% ROAE (%) ROAA (%)

FVCB Franchise History

Since inception, FVCbank has successfully executed a strategic plan focused on organic growth and opportunistic acquisitions without compromising asset quality or financial discipline

2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018

November 2007
FVCbank is established
$23mm offering @ $10 per share ($5.12 per share split adjusted) raised in 8 weeks

Q1 2010
Reached sustained profitability

September 2010
Follow-On Offering #1
$6.3mm @ $12.50 per share ($6.40 per share split adjusted)

February 2012
Follow-On Offering #2
$6.7mm @ $13.00/$13.50 per share ($6.66/$6.91 per share split adjusted)[1]

October 2012
Completed acquisition of 1st Commonwealth Bank of Virginia in Arlington, VA

June 2013
Follow-On Offering #3
$21.9mm @ $13.50 per share ($6.91 per share split adjusted)

April / May 2015
Five for Four Stock Split quoted on OTCQX

October 2015
Formed FVCBankcorp Holding Company

May / June 2016
Five for Four Stock Split

June 2016
$25.0 mm 6% Subdebt

August 2017
Private Reg. D Offering $10.0mm @ $20.00 per share ($16.00 per share split adjusted)

September 2017
Five for Four Stock Split

May 2018
Announced acquisition of Colombo Bank in Rockville, MD

September 2018
Completed IPO launch, and listing on NASDAQ with ticker symbol FVCB

October 2018
Closed acquisition and completed system conversion on combined Bank's

(1) $13.00 for existing shareholders, $13.50 for new shares offered to the public
Source: Company documents

FVCBankcorp, Inc.

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Our Business Strategy 9 FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high-touch, responsive, relationship-based client service allows it to compete effectively and exceed the needs of customers Opportunity Blueprint for Success Organic Growth Focus on relationships, generating “sticky” sustainable, core deposits Continue to bolster existing market share Hire seasoned lenders to scalable lending structure Opportunistic Growth Explore potential bank acquisitions Cultivate relationships with institutional investors Capitalize on attracting experienced bankers and new customers due to bank consolidation in local markets Maintain Credit Quality Strong risk management culture Disciplined underwriting Constantly managing and overseeing credit quality Superior Technology Utilize strategic suite of superior products Continue to attract and service larger, sophisticated commercial and governmental customers Profitability Continued growth of return on assets and return on equity Enhance net interest income Leverage strong infrastructure to enhance efficient growth

 Deposit Composition • Non-Interest Bearing demand deposits represent over 21% of total deposits as of Sept. 30, 2018 • Suite of excellent treasury management products and high-touch service • Continued growth through September 30, 2018; 17.4% increase year-over-year Whol esale d e p osits 5% Noninterest-bearing $178,989 $211,808 18.3% Non i nterest-be a ring 21% Savings and money market $167,346 $209,122 25.0% Ti me deposits 25% I n te rest-bearing che cki ng 28% Wholesale deposits $85,535 $50,587 -40.9% Sa vi ngs a nd mon e y ma rket 21% Total $846,854 $993,986 17.4% (1) As of the nine month period ended September 30, 2018; cost of deposits includes noninterest-bearing deposits Source: Company documents 10 Cost of Deposits: 1.00% Time deposits$232,526$246,2725.9% Interest-bearing checking$182,458$276,19751.4% For the period ended Sept. 30, YOY Change ($000s)20172018(%) Deposit Composition1

 Diversified Loan Portfolio Composition • • • • Focus lending efforts on commercial, real estate, small business, retail and government contractors Sixteen loan officers with deep connections in the markets served Robust loan growth through September 30, 2018; 18.3% increase year over year Attractive interest rate pricing on loan portfolio: 26% priced to prime or libor; 27% priced to treasuries; 47% fixed Small average balances mitigate risk • • • ~$1.2 mm average funded loan size – commercial real estate ~$555K average funded loan size – total loans Cons umer Nonre siden tial 3% Owner Occ. Commercial Real Estate $119,921 $130,847 Own e r Occ. Comme rci al Re a l Estate 13% Con s u mer Re s iden tial 11% 1-4 Family Commercial $57,655 $49,850 Co mme rci al Cons truction 15% Commercial Construction $99,999 $144,140 Non -Owner Occ. Comme rci al Re a l Estate 42% Comme rci al a nd I ndustrial 11% Consumer Nonresidential $16,297 $26,543 Total $827,101 $978,304 1-4 Fa mily Comme rci al 5% (1) As of the quarter ended September 30, 2018 Source: Company documents 11 Yield on Loans: 4.86% Consumer Residential $106,187 $107,207 Commercial and Industrial $86,489 $108,331 Non-Owner Occ. Commercial Real Estate $340,553 $411,386 For the period ended Sept. 30, ($000s) 2017 2018 Loan Composition1

Asset Quality 1.17% 1.09% 0.59% 0.44% 0.03% 2013 2014 2015 2016 2017 2018 Q3 YTD 2013 2014 2015 2016 2017 2018 Q3 YTD 0.59% 0.19% (0.01%) (0.06%) 2013 2014 2015 2016 2017 2018 Q3 YTD (1) Nonperforming assets defined as nonaccruals, 90+ days past due and other real estate owned (2) Nonperforming loans defined as nonaccruals and 90+ days past due Source: Company documents 12 0.07% 0.03% 0.03% 2013 2014 2015 2016 2017 2018 Q3 YTD 0.35% 0.26% 0.17% 0.07% 0.03% Net Charge-off Ratio (%) NPLs² / Assets (%) 0.50% 0.35% 0.26% 1.00% 0.84% 0.87% 0.88% Reserves / Loans (%) NPAs¹ / Assets (%)

Colombo Acquisition 13 Key Points Pro Forma Loan and Deposit Composition¹ For the Nine months ended September 30, 2018 Based on 344,248,084 Colombo common shares outstanding Assumes September 30, 2018 financials Source: S&P Global Market Intelligence and company documents Further penetration of existing, and entrance into adjacent, high-growth markets, already disrupted by recent merger activity and new, out-of-state entrants Modest tangible book value dilution, earned back in three years Strong earnings accretion of 10+%, driven by substantial cost savings and continued growth Retention of key Colombo management, which will accelerate pro forma revenue and earnings and facilitate seamless integration Deal Summary Pro Forma Company at Closing³ Total assets (mm): $1,363 Gross Loans¹ (mm): $1,125 Total Deposits¹ (mm): $1,133 Total Common Equity (mm): $154 Tangible Common Equity (mm): $145 TCE / TA: 10.59% $33.3 million in deal value² Closed October 12, 2018 Cost savings estimated at 35% of Colombo’s non-interest expense Gross loan credit mark of $3.1 million (2.0% of gross loans) Total Loans¹: $1,125 mm Total Deposits¹: $1,133 mm Yield on Loans: 4.81% Cost of Deposits: 0.90%

Appendix

Attractive Net Interest Spread 4.51% 1.00% 4.21% 0.68% 0.65% 0.65% 2013 2014 2015 2016 2017 2018 Q3 YTD 2013 2014 2015 2016 2017 2018 Q3 YTD 3.61% 3.51% 3.47% 3.39% 3.36% 3.66% 3.63% 3.59% 3.43% 2013 2014 2015 2016 2017 2018 Q3 YTD 2013 2014 2015 2016 2017 2018 Q3 YTD Note: Cost of deposits includes noninterest-bearing deposits Source: Company documents 15 3.51% 3.48% 3.44% Net Interest Margin (%) Net Interest Spread (%) 0.74% 0.78% 4.27% 4.28% 4.26% 4.31% Cost of Total Deposits (%) Interest Earning Asset Yield (%)

Interest Rate Risk 16 Source: Company documents

Commercial Real Estate (CRE) Portfolio

Commercial Real Estate by Type – September 30, 2018

	Owner Occupied ($mm)	Non-Owner Occupied ($mm)	Total ($mm)	% of CRE	% of Total Loans
Condominium/Co-op, Investment Total	0.6	0.8	1.4	0.3%	0.04%
CRE - Daycare Total	2.0	5.3	7.3	1.4%	0.75%
CRE - Flex Total	12.2	11.9	24.1	4.4%	2.46%
CRE - Industrial Total	24.5	29.5	54.0	10.0%	5.52%
CRE - Junior Lien Total	0.1	0.3	0.3	0.1%	0.04%
CRE - Medical Office Total	11.9	9.6	21.5	4.0%	2.19%
CRE - Mixed Use Total	3.6	34.7	38.3	7.1%	3.91%
CRE - Office Total	23.6	52.5	76.1	14.0%	7.77%
CRE - Retail(Grocery) Total	-	25.7	25.7	4.7%	2.62%
CRE - Retail(Non-grocery) RR 3 or better Total	3.8	69.0	72.7	13.4%	7.42%
CRE - Retail(Non-grocery) RR 4 or worse Total	-	31.4	31.4	5.8%	3.21%
CRE - Schools/Educational Faci Total	0.7	3.9	4.6	0.8%	0.47%
CRE - Self Storage Total	-	3.8	3.8	0.7%	0.39%
CRE - Special Use/Church Total	17.8	0.1	18.0	3.3%	1.83%
CRE - Warehouse Total	11.0	6.8	17.8	3.3%	1.82%
Farm, Ranches & Other Agri Pro Total	2.2	-	2.2	0.4%	0.22%
Gas Station/Convenience Store Total	15.6	4.2	19.7	3.6%	2.01%
Multi Family First Lien Total	-	60.6	60.6	11.2%	6.19%
Specialty Use-Hotel/Lodging/Mo Total	-	50.9	50.9	9.4%	5.20%
Speciality Use-Other, Community Total	-	11.3	11.3	2.1%	1.15%
Fees on Loans	-	(1.2)	(1.2)	-0.2%	-0.12%
Total	**130.8**	**411.4**	**542.2**	**100.0%**	**55.3%**
% of Total CRE	24.1%	75.9%	100.0%		
% of Total Gross Loans	13.4%	41.9%	55.4%		

Commercial Construction by Type – September 30, 2018

	Total ($mm)	% of A&D / Constr.	% of Total Loans
Construction Loans - Ground up	39.0	26.9%	3.98%
Construction Loans - Renovation	58.2	40.2%	5.94%
Acquisiton and Development	3.3	2.3%	0.34%
Land	44.3	30.6%	4.52%
Total	**144.8**	**100.0%**	**14.8%**

Source: Company documents

FVCBankcorp, Inc.

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Investment Portfolio Composition 18 $118.2 million in total securities as of Sept. 30, 2018 1.5% held-to-maturity 98.5% available-for-sale Average yield of 2.42% for the nine months ended September 30, 2018 Source: Company documents

Non-GAAP Reconciliation

(Amounts in thousands)	As of December 31, 2013	2014	2015	2016	2017	As of Sept. 30, 2018
Total Stockholders' Equity	$60,903	$66,815	$72,752	$79,811	$98,283	$138,776
(-) Goodwill	0	0	0	0	0	0
(-) Other Intangibles	180	160	139	119	99	83
Tangible Common Equity	**$60,723**	**$66,655**	**$72,613**	**$79,692**	**$98,184**	**$138,693**
Common Shares Outstanding	**10,110,805**	**10,137,691**	**10,141,281**	**10,178,909**	**10,868,984**	**12,831,040**
Tangible Book Value Per Share	**$6.01**	**$6.57**	**$7.16**	**$7.83**	**$9.03**	**$10.81**
Tangible Common Equity	**$60,723**	**$66,655**	**$72,613**	**$79,692**	**$98,184**	**$138,693**
(+) AOCI						$4,029
Tangible Common Equity (For Capital Ratio Calculation)						**$142,722**
Total Assets						$1,175,437
(-) Goodwill						0
(-) Other Intangibles						83
Tangible Assets						**$1,175,354**
Tangible Common Equity / Tangible Assets						**12.14%**

(Amounts in thousands)	Twelve Months Ended 2015	2017	Three Months Ended Sept. 30, 2018	Nine Months Ended Sept. 30, 2018
GAAP Income Tax Expense		$6,846		
(-) Reduction of Value in Net Deferred Tax Asset		($2,036)		
GAAP Net Income (reported)		$7,690	$3,385	$9,459
(+) One-time charge to reduce carrying value of net DTA		$2,036		
(+) Merger-related expenses			$274	$671
(-) Provision for income taxes associated with merger-related expenses			($24)	($107)
Adjusted Net Income		**$9,726**	**$3,635**	**$10,023**
Return on average assets (non-GAAP operating earnings)		**1.02%**	**1.27%**	**1.22%**
Return on average equity (non-GAAP operating earnings)		**10.92%**	**13.13%**	**12.81%**
Weighted Average Diluted Shares Outstanding		11,545,408	12,470,384	12,195,620
Adjusted Earnings Per Share		**$0.84**	**$0.29**	**$0.82**

Source: Company documents

FVCBankcorp, Inc.

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Non-GAAP Reconciliation (Cont'd)

	As of December 31,					Nine Months Ended
(Amounts in thousands)	2013	2014	2015	2016	2017	Sept. 30, 2018
Net Interest Income	$15,531	$19,185	$22,892	$27,200	$32,107	$27,997
Noninterest Income	$1,025	$1,313	$1,161	$1,220	$2,975	$1,495
Total Net Interest Income and Noninterest Income	**$16,556**	**$20,498**	**$24,053**	**$28,420**	**$35,082**	**$29,492**
(-) Gains on Sale of Securities AFS	$204	$77	$67	$71	$164	$0
(-) Gain on Foreclosure of OREO	$0	$0	$0	$0	$1,075	$0
Total Net Interest Income and Noninterest Income for Efficiency Ratio	**$16,352**	**$20,421**	**$23,986**	**$28,349**	**$33,843**	**$29,492**
Noninterest Expense	$12,228	$13,316	$14,701	$16,446	$19,347	$17,030
Efficiency Ratio	**74.78%**	**65.21%**	**61.29%**	**58.02%**	**57.16%**	**57.74%**

			Nine Months Ended
(Amounts in thousands)	2016	2017	Sept. 30, 2018
Net Interest Income	$27,200	$32,107	$27,997
Noninterest Income	$1,220	$2,975	$1,495
Total Net Interest Income and Noninterest Income	**$28,420**	**$35,082**	**$29,492**
(-) Gains on Sale of Securities AFS	$71	$164	$0
(-) Gain on Foreclosure of OREO	$0	$1,075	$0
Total Net Interest Income and Noninterest Income for Efficiency Ratio	**$28,349**	**$33,843**	**$29,492**
Noninterest Expense	$16,446	$19,347	$17,030
(+) Merger-related expenses			$671
Noninterest Expense, excluding above merger-related costs			$16,359
Efficiency Ratio	**58.02%**	**57.16%**	**55.47%**

Source: Company documents

FVCBankcorp, Inc.

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